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                                                                    EXHIBIT 23.1

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 20, 1999 included in Ross Systems, Inc.'s Form 10-K for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.


                                                         /s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP


Atlanta, Georgia
October 7, 1999